Putnam
California
Tax Exempt
Money Market
Fund

SEMIANNUAL REPORT
March 31, 1997

[LOGO: BOSTON * LONDON * TOKYO]




Fund highlights

* "[D]espite the obvious love affair individual investors have had with mutual funds the past few years, they've also been steadily allocating cash to money market funds, one of the most conservative and most 'liquid' -- or easy to enter and exit -- investments available. By next month, these assets could top $1 trillion, up from $300 billion only four years ago."

                           -- The Wall Street Journal, April 3, l997

CONTENTS

 4 Report from Putnam Management

 7 Fund performance summary

 9 Portfolio holdings

12 Financial statements



From the Chairman

[GRAPHIC OMITTED: PHOTO OF GEORGE PUTNAM]

[copyright] Karsh, Ottawa

Dear Shareholder:

Prolonged anticipation of a Federal Reserve Board increase in short-term interest rates provided most of the challenges for Fund Manager Lindsey Strong throughout the first half of Putnam California Tax Exempt Money Market Fund's fiscal year. Thus, when the Fed finally did raise rates by a quarter point near the end of the period, she had already positioned the portfolio appropriately.

Lindsey also maintained the fund's conservative strategy of investing in high-quality short-term investments. As a result, she was able to deliver another period of competitive performance while maintaining a stable net asset value. In the following report, Lindsey discusses in detail the driving forces behind your fund's performance during the first half of fiscal 1997 and her outlook for the fiscal year's second half.

Respectfully yours,

/S/GEORGE PUTNAM
George Putnam
Chairman of the Trustees
May 14, 1997



Report from the Fund Manager
Lindsey C. Strong

Putnam California Tax Exempt Money Market Fund began fiscal 1997 in an economic environment marked by solid growth, relatively moderate interest rates, and fairly low inflationary expectations. In fact, throughout the period's entire first half -- the six months ended March 31, 1997 -- an economic environment prevailed in which momentum toward higher interest rates was building. During the first three months of calendar l997, however, the indicators that measure the strength of the economy pointed to a rate of growth that some financial professionals believed could trigger a significant rise in inflation -- and the Federal Reserve Board responded accordingly.

Your fund's conservative investment strategy, which emphasizes superior quality short-term tax-exempt instruments and the pursuit of current income, served it well in this environment. The fund once again provided a competitive total return while continuing to focus on capital preservation and maintaining a stable $1.00 share price.

* THE FED'S PREEMPTIVE STRIKE

After leaving interest rates alone for more than two years, the Federal Reserve Board raised short-term interest rates by a quarter of a percentage point on March 25, l997, explaining the move as a "preemptive strike" against inflation. The Fed's action came on the heels of a host of data that indicated a still robust economy. Personal income and consumer spending rose sharply, new home sales were up, and the unemployment rate had declined to 5.2%, its lowest level in eight years.

These positive trends were accompanied by growing concern about the prospect of higher inflation down the road. It was this worry that prompted the Fed's action, since rising interest rates usually have the effect of slowing economic growth and thus can be expected to help keep inflation under control.

* CALIFORNIA'S ECONOMY CONTINUES TO IMPROVE

California has made huge strides in getting its financial house in order. Only recently burdened by large deficits, the state not only has balanced its budget but even boasts a surplus. California's economy, furthermore, continues to grow stronger. In the past 14 months, job growth rose 3.3%. Unemployment stands at 6.5%, its lowest level in almost seven years. While the healthy California economy has created more confidence in the overall credit quality of its debt, we still put extra effort into identifying only the highest quality investments for your fund.

Because we anticipated the Fed's move on interest rates correctly, we took a more defensive approach in managing the fund. We concentrated on maximizing income while maintaining high quality. Since we wanted the fund to be able to take full advantage of any rise in interest rates, we shortened the portfolio's average maturity, thus affording an earlier opportunity to purchase newer higher-yielding securities. By using this strategy, we have avoided locking the portfolio into lower-yielding investments, should interest rates continue to rise.

* SEEKING ATTRACTIVELY VALUED HIGH-QUALITY SECURITIES

We continued to invest in traditional tax-exempt money market securities of the highest quality. These include variable rate demand notes (VRDNs) and municipal commercial paper from large top-quality issuers.

As many investors across the board became more cautious during the first three months of l997, we saw an increase in the amount of money flowing into your fund. As the new money came in, we were able to take advantage of a steady supply of attractively priced California tax-exempt securities. Since superior portfolio quality is one of your fund's most important attributes, our strict standards for investing in any security, as always, remain intact.

Currently the majority of your fund's investments are insured or backed by bank letters of credit. The insurance and letters of credit guarantee that the short-term debt (money market instruments) in which your fund invests will be paid within a certain period. These features provide an added measure of quality assurance even to those issues rated in the highest categories by nationally recognized rating services, making many of the fund's holdings among the highest quality available.

PERFORMANCE COMPARISONS (3/31/97)
                                         Current      After-tax
                                         return*       return
------------------------------------------------------------------------
Passbook savings account                  2.01%      1.10%
------------------------------------------------------------------------
Taxable money market fund 7-day yield     5.08       2.78
------------------------------------------------------------------------
3-month certificate of deposit            4.03       2.21
------------------------------------------------------------------------
Putnam California Tax Exempt
Money Market Fund (7-day yield)           2.49       2.49
------------------------------------------------------------------------

The net asset value of money market mutual funds is uninsured and designed to be fixed, while distributions vary daily. Investment returns will fluctuate. The principal value of passbook savings and bank CDs is generally insured up to certain limits by state and federal agencies. Unlike stocks, which incur more risk, CDs offer a fixed rate of return. Unlike money market funds, bank CDs may be subject to substantial penalties for early withdrawals. After-tax return assumes a 45.22% maximum combined federal and state income tax rate.

*Sources: Bank of Boston (passbook savings), Bank Rate Monitor (3-month
 Cds), IBC/Donaghue's Money Fund Report (taxable money market fund 7-day yield).

* OUTLOOK: FURTHER RATE INCREASES POSSIBLE

In the months ahead, we will be carefully monitoring developments in the California and national economies. We are optimistic that the diverse California economy will continue to expand and that its growth will not be held back by rising interest rates. On the national level, we believe the Fed may take further preemptive moves against inflation with further increases in short-term rates, should inflation again show signs of rising.

Should this type of environment persist, we would continue to focus on capturing the highest possible yields for the fund while maintaining the portfolio's traditional high quality. To this end, we would anticipate keeping the average maturity relatively short.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 3/31/97, there is no guarantee the fund will continue to hold these securities in the future.

Performance summary

Performance should always be considered in light of a fund's investment strategy. Putnam California Tax Exempt Money Market Fund is designed for investors seeking a high level of current income exempt from federal and state income tax, consistent with capital preservation, stable principal, and liquidity.

This section provides, at a glance, information about your fund's performance. Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 3/31/97

                                                 Lipper
                                               California
                                               Tax Exempt      Consumer
                                 Fund shares  Money Market      Price
                                   at NAV     Fund Average      Index
------------------------------------------------------------------------
6 months                             1.39%       1.42%         1.39%
------------------------------------------------------------------------
1 year                               2.76        2.86          2.76
------------------------------------------------------------------------
5 years                             12.52       13.91         14.86
Annual average                       2.39        2.64          2.81
------------------------------------------------------------------------
Life of fund (10/26/87)             38.08       37.56         38.77
Annual average                       3.48        3.44          3.54
------------------------------------------------------------------------

Fund performance data do not take into account any adjustment for taxes payable on reinvested distributions. Performance data represent past results and are not indicative of future returns. Investment returns will fluctuate. An investment in the fund is neither insured nor guaranteed by the U.S. government. There can be no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share. The fund's holdings do not match those in the Lipper Average.

PRICE AND DISTRIBUTION INFORMATION
6 months ended 3/31/97
------------------------------------------------------------------------
Distributions (number)                  6
------------------------------------------------------------------------
Income                             $0.013779
------------------------------------------------------------------------
   Total                           $0.013779
------------------------------------------------------------------------
Current return (end of period)
------------------------------------------------------------------------
Current 7-day yield1                 2.49%
------------------------------------------------------------------------
Taxable equivalent2                  4.55
------------------------------------------------------------------------
Current 30-day yield1                2.53
------------------------------------------------------------------------
Taxable equivalent2                  4.62
------------------------------------------------------------------------

1 The 7-day and 30-day yields are the two most common gauges for measuring money market mutual fund performance.

2 Assumes maximum 45.22% combined federal and state tax rate. Results for investors subject to lower tax rates would not be as advantageous. For some investors, investment income may also be subject to the federal alternative minimum tax. Investment income may be subject to state and local taxes.

TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities, divided by the number of outstanding shares.

COMPARATIVE BENCHMARKS

Lipper California Tax Exempt Money Market Fund Average, used for performance comparison purposes, is an arithmetic average of the total return of all California tax-exempt money market mutual funds tracked by Lipper Analytical Services. Lipper is an independent rating organization for the mutual fund industry. Lipper rankings vary for other periods. The fund's holdings do not match those in the Lipper average. It is not possible to invest directly in an index.

Consumer Price Index (CPI ) is a commonly used measure of inflation; it does not represent an investment return.

Portfolio of investments owned
March 31, 1997 (Unaudited)


              Key to Abbreviations
              AMBAC       -- AMBAC Indemnity Corporation
              COP         -- Certificate of Participation
              G.O. Bonds  -- General Obligation Bonds
              LOC         -- Letter of Credit
              MBIA        -- Municipal Bond Investors Assurance Corporation
              RAN         -- Revenue Anticipation Notes
              TRAN        -- Tax Revenue Anticipation Notes
              VRDN        -- Variable Rate Demand Notes

MUNICIPAL BONDS AND NOTES  (89.3%) *
PRINCIPAL AMOUNT                                                            RATINGS**          VALUE

California  (84.0%)
----------------------------------------------------------------------------------------------------
$  2,000,000  Alameda Cnty. Trans. Auth. Sales Tax Rev. Bonds,
                AMBAC 3 3/4s, 7/01/97                                         Aaa      $   2,002,345
   2,200,000  CA Hlth. Fac. Fin.  Auth. VRDN (Sutter Hlth.),
                Ser. A, 3.7s, 3/01/20 (Morgan Guaranty
                Trust Co. LOC)                                                VMIG1        2,200,000
   1,350,000  CA Poll. Ctrl Fing. Auth. VRDN (Chevron
                USA Inc.), 3.9s 11/15/01                                      Aa2          1,350,000
   2,200,000  CA Poll. Ctrl Fing. Auth. VRDN (Southern
                California Edison), Ser. C, 3.55s, 2/28/08                    VMIG1        2,200,000
   3,000,000  CA Pub. Cap. Impts. Fing. Auth. VRDN
                (Pooled Project, Jt. Pwrs. Agcy.),
                Ser. C, 3.8s, 6/01/28
                (Nat'l Westminster LOC)                                       VMIG1        3,000,000
   1,500,000  CA State RAN, Ser. A, 4 1/2s, 6/30/97                           MIG1         1,501,906
   2,300,000  CA Statewide Cmnty. Dev. Auth. COP VRDN
                (Northern CA Retired Officers), 3.55s,
                6/01/26 (Dresdner Bank A.G. LOC)                              VMIG1        2,300,000
   1,570,000  Indio, Multi-Fam. VRDN (Western Fed.
                Sav. & Loan Assoc.), 3.35s, 6/01/05
                (Wells Fargo & Co. LOC)                                       A-1          1,570,000
   2,200,000  Irvine, Ranch Wtr. Dist. G.O., VRDN 3.7s,
                4/01/33(Bank of America LOC)                                  VMIG1        2,200,000
   2,000,000  Los Angeles Cnty., VRDN (Willowbrook Proj.),
                3.3s, 11/01/15 (Wells Fargo & Co. LOC)                        A-1          2,000,000
   1,885,000  Oakland, COP VRDN (Cap. Equip.), 3.65s,
                12/01/15 (Nat'l Westminister Bank LOC)                        VMIG1        1,885,000
   1,600,000  Orange Cnty, Hsg. Auth. Apt. Dev.  VRDN,
                3 1/2s, 12/01/08 (Bank of America LOC)                        VMIG1        1,600,000
     800,000  Orange Cnty, Apt. Dev.  VRDN, 3 1/2s,
                11/01/08 (Bank of Tokyo Mistsubishi LOC)                      VMIG1          800,000
   1,500,000  Riverside Cnty., Hsg. Auth. Multi-Fam., VRDN,
                3.3s, 8/01/25 (Federal Home Loan Bank,
                Redland Federal S&L  LOC)                                     A-1+         1,500,000
   2,000,000  San Bernardino Cnty., COP VRDN, 3.3s,
                7/01/15 (Canadian Imperial Bank of
                Commerce LOC)                                                 VMIG1        2,000,000
   1,500,000  San Bernardino Cnty.,  G.O. TRAN, 4 1/2s,
                6/30/97 (Toronto Dominion Bank,Landesbank
                Hessen  LOC)                                                  MIG1         1,500,511
   2,000,000  San Diego, Hsg. Auth. Mulit-Fam. Hsg.
                VRDN 3.35s, 6/01/05 ( Swiss Bank  LOC)                        A-1+         2,000,000
   1,700,000  San Diego, Hsg. Auth. Multi-Fam. Hsg.  VRDN
                (Paseo Point Apt.), Ser. A, 3.4s, 8/01/15
                (Bank of Tokyo LOC)                                           VMIG1        1,700,000
   1,400,000  Santa Ana, Hlth. Fac. VRDN (Multi Modal-Town
                & Country) 3 3/4s, 10/01/20                                   A+           1,400,000
   1,400,000  Stockton  Multi-Fam. Hsg. VRDN (Mariners
                Pointe Assoc.), Ser. A, 3.4s, 9/01/18
                (Bank of America LOC)                                         A-1+         1,400,000
   2,000,000  Upland Multi-Fam. Hsg. Auth. VRDN (Village
                Green), 3.3s, 9/01/10 (Bank of Tokyo LOC)                     VMIG1        2,000,000
   2,200,000  Western Riverside, Wastewater  Auth. VRDN,
                3.7s, 4/01/28 (National Westminster
                Bank LOC)                                                     VMIG1        2,200,000
                                                                                      --------------
                                                                                          40,309,762

Puerto Rico  (5.3%)
----------------------------------------------------------------------------------------------------
   2,045,000  Puerto Rico Commonwealth, G.O.Bonds,
                MBIA 7 1/8s, 7/01/97                                          Aaa          2,102,075
     435,000  Puerto Rico Elec. Pwr.  Auth. Pwr. Rev. Bonds,
                Ser. K, 9 3/8s, 7/01/97                                       Aaa            449,818
                                                                                      --------------
                                                                                           2,551,893
                                                                                      --------------
              Total Municipal Bonds and Notes
                (cost $42,861,655)                                                    $   42,861,655

MUNICIPAL COMMERCIAL PAPER  (14.6%) *
PRINCIPAL AMOUNT                                                            RATINGS**          VALUE
----------------------------------------------------------------------------------------------------
$  1,500,000   California Poll. Ctrl. Fin. Auth. Mcp, 3.45s, 7/16/97
                ( Union Bank of Switzerland LOC)                              P-1      $   1,500,000
   2,000,000  California G.O. Mcp, 3.45s, 4/4/97                              P-1          2,000,000
   2,000,000  Los Angeles Wastewater Auth., Mcp, 3.4s, 4/4/97
                (Union Bank of Switzerland LOC)                               P-1          2,000,000
   1,500,000  Sacramento Muni. Util. Dist. Auth.,Mcp, 3.35s,
                4/4/97(Bayerische-Landes Bank LOC)                            P-1          1,500,000
                                                                                      --------------
              Total Municipal Commercial Paper
                (cost $7,000,000)                                                      $   7,000,000
----------------------------------------------------------------------------------------------------
                 Total Investments  (cost $49,861,655) ***                             $  49,861,655
----------------------------------------------------------------------------------------------------

 *  Percentages indicated are based on net assets of $48,012,407.

** The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at March 31,1997 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at March 31, 1997.

Moody's Investor Service, Inc. and Standard & Poor's Corp. are the leading independent rating agencies for debt securities. Moody's uses the designation "Moody's Investment Guide," or "MIG," for most short-term municipal obligations, adding a "V" ("VMIG") for bonds with a demand or variable feature; the designation "P" is used for tax exempt commercial paper. Standard and Poor's uses "SP" for notes maturing in three years or less, "A" for bonds with a demand or variable feature.

Moody's Investor Service, Inc.
MIGI/VMIGI = Best quality; strong protection of cash flows, superior liquidity and broad access to refinancing
MIG2/VMIG2 = High quality; ample protection of cash flows, liquidity support and ability to refinance
AAA = Extremely strong capacity to pay interest and repay principal
AA = Strong capacity to pay interest and repay principal and differs
From the higher rated issues only in a small degree
Aa2/P-1 = Superior capacity for repayment
P-2 = Strong capacity for repayment

Standard & Poor's Corp.
SP-1 = Overwhelming safety characteristics
SP-2 = Strong capacity to pay interest and repay principal
A-1+ = Overwhelming degree of credit and protection
A-1 = Strong degree of safety
A-2 = Considered strong but lacks solid strength for timely repayment

***  The aggregate identified cost on a tax basis is the same.

The rates shown on VRDN are the current interest rates shown at March 31,1997 which are subject to change based on the terms of the security.

The fund had the following industry group concentration greater than 10% at March 31, 1997 (as a percentage of net assets):
          Housing           33.3%

The accompanying notes are an integral part of these financial statements.





Statement of assets and liabilities
March 31, 1997 (Unaudited)

Assets
---------------------------------------------------------------------------------------------------
Investments in securities, at amortized cost (Note 1)                                   $49,861,655
---------------------------------------------------------------------------------------------------
Cash                                                                                         64,698
---------------------------------------------------------------------------------------------------
Interest and other receivables                                                              365,734
---------------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                                       56,768
---------------------------------------------------------------------------------------------------
Receivable for securities sold                                                              100,000
---------------------------------------------------------------------------------------------------
Total assets                                                                             50,448,855

Liabilities
---------------------------------------------------------------------------------------------------
Distributions payable to shareholders                                                        78,813
---------------------------------------------------------------------------------------------------
Payable for securities purchased                                                          2,138,907
---------------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                                  116,143
---------------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                                 43,285
---------------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                                    7,859
---------------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                                 3,347
---------------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                                  1,008
---------------------------------------------------------------------------------------------------
Other accrued expenses                                                                       47,086
---------------------------------------------------------------------------------------------------
Total liabilities                                                                         2,436,448
---------------------------------------------------------------------------------------------------
Net assets                                                                               48,012,407

Represented by
---------------------------------------------------------------------------------------------------
Paid-in capital (Note 4)                                                                $48,012,407
---------------------------------------------------------------------------------------------------
Net asset value, offering and redemption price per share
($48,012,407 divided by 48,012,407 shares)                                                    $1.00
---------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of operations
Six months ended March 31,1997 (Unaudited)

Tax exempt interest income                                                                $644,781
--------------------------------------------------------------------------------------------------

Expenses:
--------------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                            86,188
--------------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                              44,598
--------------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                            5,905
--------------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                             1,945
--------------------------------------------------------------------------------------------------
Reports to shareholders                                                                      6,105
--------------------------------------------------------------------------------------------------
Registration fees                                                                            2,620
--------------------------------------------------------------------------------------------------
Auditing                                                                                    10,040
--------------------------------------------------------------------------------------------------
Legal                                                                                        8,964
--------------------------------------------------------------------------------------------------
Postage                                                                                      1,386
--------------------------------------------------------------------------------------------------
Other                                                                                        5,090
--------------------------------------------------------------------------------------------------
Total expenses                                                                             172,841
--------------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                                 (46,746)
--------------------------------------------------------------------------------------------------
Net expenses                                                                               126,095
--------------------------------------------------------------------------------------------------
Net investment income                                                                      518,686
--------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      $518,686
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of changes in net assets

                                                                                   Six months ended         Year ended
                                                                                           March 31       September 30
                                                                                              1997*               1996
----------------------------------------------------------------------------------------------------------------------
Increase in net assets
----------------------------------------------------------------------------------------------------------------------
Operations:
----------------------------------------------------------------------------------------------------------------------
Net investment income                                                                   $   518,686        $   941,879
----------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                        518,686            941,879
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
----------------------------------------------------------------------------------------------------------------------
From net investment income                                                                 (518,686)          (941,879)
Increase from capital share transactions (Note 4)                                         4,084,990          8,787,774
----------------------------------------------------------------------------------------------------------------------
Total increase in net assets                                                              4,084,990          8,787,774

Net assets
----------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                      43,927,417         35,139,643
----------------------------------------------------------------------------------------------------------------------
End of period                                                                           $48,012,407        $43,927,417
----------------------------------------------------------------------------------------------------------------------
* Unaudited

The accompanying notes are an integral part of these financial statements.





Financial highlights
(For a share outstanding throughout the period)

------------------------------------------------------------------------------------------------------------------------------
                              Six months
                                   ended
Per-share                       March 31
operating performance         (Unaudited)                                    Year ended September 30
------------------------------------------------------------------------------------------------------------------------------
                                    1997             1996             1995             1994             1993             1992
------------------------------------------------------------------------------------------------------------------------------
Investment operations
------------------------------------------------------------------------------------------------------------------------------
Net investment income            $0.0138        $0.0270        $0.0288          $0.0192          $0.0175          $0.0262 (a)
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain on investments                   --             --             --               --               --           0.0001
------------------------------------------------------------------------------------------------------------------------------
Total from
investment operations            $0.0138        $0.0270        $0.0288          $0.0192          $0.0175          $0.0263
------------------------------------------------------------------------------------------------------------------------------
Total distributions             $(0.0138)      $(0.0270)      $(0.0288)        $(0.0192)        $(0.0175)        $(0.0263)
------------------------------------------------------------------------------------------------------------------------------
Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Total investment return
at net asset value (%)(b)           1.39           2.74           2.92             1.94             1.77             2.67
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                   $48,012        $43,927        $35,140          $44,799          $45,364          $58,858
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)            .45            .93           1.00              .67              .89              .85 (a)
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)           1.35           2.73           2.84             1.84             1.78             2.70 (a)
------------------------------------------------------------------------------------------------------------------------------

(a)  Reflects an expense limitation in effect during the period. As a result of such limitation, expenses of the fund for the year ended September 30, 1992 reflect a per share reduction of $.0026.

(b)  Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c)  The ratio of expenses to average net assets for the year ended September 30, 1995 and thereafter includes amounts paid through expense offset arrangements.
     Prior Period ratios exclude these amounts. (Note 2)




Notes to financial statements
March 31, 1997 (Unaudited)

Note 1
Significant accounting policies

Putnam California Tax Exempt Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks as high a level of current income exempt from federal income tax and California personal income tax as is consistent with preservation of capital, maintenance of liquidity and stability of principal by investing primarily in a diversified portfolio of short-term California tax-exempt securities.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with generally accepted accounting principles and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. Actual results could differ from those estimates.

A) Security valuation The valuation of the fund's portfolio instruments is determined by means of the amortized cost method as set forth in Rule 2a-7 under the Investment Company Act of 1940. The amortized cost of an instrument is determined by valuing it at cost originally and thereafter amortizing any discount or premium from its face value at a constant rate until maturity.

B) Security transactions Security transactions are accounted for on the trade date (date the order to buy or sell is executed).

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

D) Interest income and distributions to shareholders Interest is recorded on the accrual basis. Income dividends (and distributions of realized gains, if any) are recorded daily by the fund and are distributed monthly to the shareholders.

Note 2
Management fee, administrative services and other transactions

Compensation of Putnam Investment Management, Inc. ("Putnam Management"), the fund's Manager, a wholly-owned subsidiary of Putnam Investment, Inc., for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.45% of the first $500 million of average net assets, 0.35% of the next $500 million, 0.30% of the next $500 million, and 0.25% of the next $5 billion, 0.225% of the next $5 billion, 0.205% of the next $5 billion, 0.19% of the next $5 billion, and 0.18% of any excess thereafter. Prior to January 20, 1997, any amount over $1.5 billion was based on 0.25%.

The fund reimburses Putnam Management for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam Investments, Inc. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

For the six months ended March 31, 1997, fund expenses were reduced by $46,746 under expense offset arrangements with PFTC. Investor servicing and custodian fees reported in the Statement of operations exclude these credits. The fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such arrangements.

Trustees of the fund receive an annual Trustees fee of $170 and an additional fee for each Trustee's meeting attended. Trustees who are not interested persons of Putnam Management and who serve on committees of the Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain in the fund and are invested in certain Putnam funds until distribution in accordance with the Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted a distribution plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Mutual Funds Corp., a wholly-owned subsidiary of Putnam Investments, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Mutual Funds Corp. at an annual rate of up to 0.35% of the fund's average net assets. Currently, no payments are being made under the plan.

For the six months ended March 31, 1997, Putnam Mutual Funds Corp., acting as underwriter receives proceeds from contingent deferred sales charges. These charges apply to certain shares that have been exchanged from other Putnam funds. Putnam Mutual Funds received no monies in contingent deferred sales charges from such redemptions.

Note 3
Purchase and sales of securities

During the six months ended March 31, 1997, purchases and sales (including maturities) of investment securities (all short-term obligations) aggregated $189,166,623 and $170,855,000, respectively. In determining the net gain or loss on securities sold, the cost of securities has been determined on the identified cost basis.

Note 4
Capital shares

At March 31, 1997, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were at a constant net value of $1.00 per share were as follows:

                           Six months ended       Year ended
                                   March 31     September 30
                                       1997             1996
------------------------------------------------------------
Shares sold                      81,343,659       98,400,833
------------------------------------------------------------
Shares issued in
connection with
reinvestment of
distributions                       476,277          874,218
------------------------------------------------------------
                                 81,819,936       99,275,051

Shares
repurchased                     (77,734,946)     (90,487,277)
------------------------------------------------------------
Net increase                      4,084,990        8,787,774
------------------------------------------------------------



Fund information

INVESTMENT MANAGER

Putnam Investment
Management, Inc.
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Mutual Funds Corp.
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

George Putnam, Chairman
William F. Pounds, Vice Chairman
Jameson Adkins Baxter
Hans H. Estin
John A. Hill
Ronald J. Jackson
Elizabeth T. Kennan
Lawrence J. Lasser
Robert E. Patterson
Donald S. Perkins
George Putnam, III
A.J.C. Smith
W. Nicholas Thorndike

OFFICERS

George Putnam
President

Charles E. Porter
Executive Vice President

Patricia C. Flaherty
Senior Vice President

John D. Hughes
Senior Vice President and Treasurer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Gary N. Coburn
Vice President

William J. Curtin
Vice President

William F. McGue
Vice President

Lindsey C. Strong
Vice President and Fund Manager

William N. Shiebler
Vice President

John R. Verani
Vice President

Paul M. O'Neil
Vice President

Beverly Marcus
Clerk and Assistant Treasurer

This report is for the information of shareholders of Putnam California Tax Exempt Money Market Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary. For more information, or to request a prospectus, call toll free: 1-800-225-1581. You can also learn more at Putnam Investments' website: http://www.putnaminv.com.

Shares of mutual funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, are not insured by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board or any other agency, and involve risk, including the possible loss of principal amount invested.

[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

--------------------
Bulk Rate
U.S. Postage
PAID
Putnam
Investments
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32895-064   5/97